GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 83.4%
Equity – 32.8%
5,483,478	Goldman Sachs International Equity Insights Fund - Class R6	$ 67,775,786
2,516,506	Goldman Sachs Large Cap Value Insights Fund - Class R6	52,771,121
1,620,497	Goldman Sachs Large Cap Growth Insights Fund - Class R6	51,677,647
3,364,729	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	30,518,094
687,996	Goldman Sachs Small Cap Equity Insights Fund - Class R6	17,709,016
1,081,256	Goldman Sachs Global Infrastructure Fund - Class R6	13,061,576
1,110,690	Goldman Sachs Global Real Estate Securities Fund - Class R6	13,017,287
1,060,314	Goldman Sachs International Small Cap Insights Fund - Class R6	12,002,752

		258,533,279

Exchange Traded Funds – 50.6%
3,345,518	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	200,363,073
4,758,709	Goldman Sachs ActiveBeta International Equity ETF	134,623,877
2,011,678	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	63,086,222

		398,073,172

TOTAL UNDERLYING FUNDS – 83.4% (Cost $628,065,771)		$656,606,451

Shares	Dividend Rate	Value

Investment Company(a) – 12.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
99,643,676	2.032%	$ 99,643,676
(Cost $99,643,676)

TOTAL INVESTMENTS – 96.1% (Cost $727,709,447)		$756,250,127

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		30,656,822

NET ASSETS – 100.0%		$786,906,949

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	127,233	NZD	200,000	12/18/19	$1,766
	USD	1,344,474	SEK	13,050,000	12/18/19	11,499
	USD	897,678	DKK	6,030,000	12/18/19	11,552
	USD	353,808	NOK	3,200,000	12/18/19	1,618
	USD	12,916,554	JPY	1,363,000,000	12/18/19	236,123
	USD	16,185,083	EUR	14,580,000	12/18/19	195,137
	USD	4,746,474	CHF	4,630,000	12/18/19	74,246
	USD	3,579,798	AUD	5,260,000	12/18/19	20,609

TOTAL						$552,550

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	8,321,922	GBP	6,800,000	12/18/19	$(66,673)
	USD	694,440	SGD	960,000	12/18/19	(780)
	USD	1,965,602	HKD	15,400,000	12/18/19	(752)
	USD	160,384	ILS	560,000	12/18/19	(1,404)

TOTAL						$(69,609)

TOTAL						$482,941

FUTURES CONTRACTS — At September 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Mini MSCI EAFE Index	595	12/20/19	$56,477,400	$(560,842)
MSCI Emerging Markets Index	578	12/20/19	28,954,910	(945,210)
S&P 500 E-Mini Index	638	12/20/19	95,014,150	(865,734)
S&P Toronto Stock Exchange 60 Index	50	12/19/19	7,518,587	25,991

TOTAL FUTURES CONTRACTS				$(2,345,795)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	97.125	09/14/2020	23	$57,500	$80,500	$28,803	$51,697
Eurodollar Futures	97.125	12/14/2020	31	77,500	108,694	41,147	67,547
Eurodollar Futures	97.000	09/13/2021	266	665,000	1,087,275	689,942	397,333
Eurodollar Futures	98.000	06/14/2021	394	985,000	709,200	343,612	365,588
Eurodollar Futures	97.500	12/14/2020	19	47,500	49,162	28,069	21,093
Eurodollar Futures	97.500	09/14/2020	36	90,000	92,700	50,483	42,217
Eurodollar Futures	97.000	06/14/2021	205	512,500	835,375	538,601	296,774
Eurodollar Futures	97.000	03/15/2021	205	512,500	825,125	541,163	283,962
Eurodollar Futures	98.000	03/15/2021	213	532,500	363,431	192,194	171,237
Eurodollar Futures	98.250	06/14/2021	511	1,277,500	702,625	629,610	73,015
Eurodollar Futures	98.250	09/13/2021	500	1,250,000	725,001	599,298	125,703
Eurodollar Futures	98.250	03/15/2021	605	1,512,500	778,937	704,341	74,596
Eurodollar Futures	98.500	03/16/2020	47	117,500	13,513	15,972	(2,459)
Eurodollar Futures	98.500	06/15/2020	31	77,500	15,306	15,572	(266)
Eurodollar Futures	98.500	12/13/2021	296	740,000	325,600	291,087	34,513

TOTAL			3,382	$8,455,000	$6,712,444	$4,709,894	$2,002,550

PURCHASED AND WRITTEN OPTIONS CONTRACTS ON EQUITIES
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	3,000.000	10/31/2019	(1)	$(100)	$(3,730)	$(2,869)	$(861)
S&P 500 Index	3,030.000	10/31/2019	(10)	(1,000)	(21,600)	(23,991)	2,391
S&P 500 Index	3,035.000	10/31/2019	(10)	(1,000)	(19,400)	(21,385)	1,985
S&P 500 Index	3,025.000	10/31/2019	(10)	(1,000)	(23,950)	(26,012)	2,062
S&P 500 Index	3,040.000	10/31/2019	(12)	(1,200)	(20,820)	(22,615)	1,795
S&P 500 Index	3,010.000	10/31/2019	(6)	(600)	(18,990)	(19,556)	566
S&P 500 Index	2,980.000	10/31/2019	(3)	(300)	(14,895)	(10,920)	(3,975)
S&P 500 Index	2,975.000	10/02/2019	(13)	(1,300)	(17,095)	(32,911)	15,816
S&P 500 Index	3,080.000	10/31/2019	(2)	(200)	(1,170)	(3,398)	2,228
S&P 500 Index	3,085.000	11/29/2019	(1)	(100)	(1,760)	(2,789)	1,029
S&P 500 Index	3,035.000	10/09/2019	(13)	(1,300)	(3,023)	(21,018)	17,995
S&P 500 Index	3,060.000	10/31/2019	(3)	(300)	(3,135)	(6,718)	3,583
S&P 500 Index	3,110.000	11/29/2019	(2)	(200)	(2,210)	(4,477)	2,267
S&P 500 Index	3,065.000	10/16/2019	(12)	(1,200)	(2,340)	(13,514)	11,174
S&P 500 Index	3,070.000	11/29/2019	(3)	(300)	(6,810)	(8,188)	1,378
S&P 500 Index	3,045.000	10/31/2019	(11)	(1,100)	(16,940)	(18,851)	1,911
S&P 500 Index	3,030.000	10/23/2019	(13)	(1,300)	(18,265)	(24,864)	6,599

			(125)	$(12,500)	$(196,133)	$(264,076)	$67,943

Puts
S&P 500 Index	2,770.000	10/31/2019	(1)	(100)	(1,090)	(7,049)	5,959
S&P 500 Index	2,895.000	10/31/2019	(10)	(1,000)	(27,200)	(26,261)	(939)
S&P 500 Index	2,820.000	10/31/2019	(2)	(200)	(3,160)	(15,279)	12,119
S&P 500 Index	2,905.000	10/31/2019	(10)	(1,000)	(29,250)	(29,349)	99
S&P 500 Index	2,890.000	10/31/2019	(10)	(1,000)	(26,300)	(24,794)	(1,506)
S&P 500 Index	2,795.000	10/31/2019	(3)	(300)	(3,945)	(12,868)	8,923
S&P 500 Index	2,755.000	10/31/2019	(3)	(300)	(2,925)	(14,608)	11,683
S&P 500 Index	2,885.000	10/31/2019	(10)	(1,000)	(25,350)	(24,335)	(1,015)
S&P 500 Index	2,900.000	10/31/2019	(11)	(1,100)	(31,020)	(30,563)	(457)
S&P 500 Index	2,805.000	10/31/2019	(4)	(400)	(5,660)	(16,757)	11,097
S&P 500 Index	2,835.000	10/02/2019	(13)	(1,300)	(357)	(31,614)	31,257
S&P 500 Index	2,930.000	10/09/2019	(13)	(1,300)	(15,275)	(30,202)	14,927
S&P 500 Index	2,910.000	10/31/2019	(3)	(300)	(9,075)	(11,008)	1,933
S&P 500 Index	2,890.000	11/29/2019	(1)	(100)	(4,590)	(4,979)	389
S&P 500 Index	2,945.000	10/31/2019	(2)	(200)	(7,760)	(7,458)	(302)
S&P 500 Index	2,960.000	10/16/2019	(12)	(1,200)	(34,080)	(36,153)	2,073
S&P 500 Index	2,925.000	11/29/2019	(2)	(200)	(10,900)	(10,383)	(517)
S&P 500 Index	2,880.000	11/29/2019	(3)	(300)	(13,110)	(14,560)	1,450
S&P 500 Index	2,910.000	10/23/2019	(13)	(1,300)	(29,965)	(33,544)	3,579

			(126)	$(12,600)	$(281,012)	$(381,764)	$100,752

TOTAL			(251)	$(25,100)	$(477,145)	$(645,840)	$168,695

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	5,823	$5,823	$314,895	$516,617	$(201,722)

Abbreviations:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

B. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

C. Level 3 Fair Value Investments —To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2019:

DYNAMIC GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets
Underlying Funds
Equity	$258,533,279	$—	$—
Exchange Traded Funds	398,073,172	—	—
Investment Companies	99,643,676	—	—

Total	$756,250,127	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$552,550	$—
Futures Contracts(a)	25,991	—	—
Options Purchased	6,712,444	314,895	—

Total	$6,738,435	$867,444	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(69,609)	$—
Futures Contracts(a)	(2,371,786)	—	—
Written option contracts	(477,145)	—	—

Total	$(2,848,931)	$(69,609)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Fund that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.